SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                  ------------

                                   FORM 8-K/A



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): JULY 20, 1999



                                 AGRITOPE, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                   000-23531
                              (Commission File No.)

                                   93-0820945
                        (IRS Employer Identification No.)



                        16160 SW UPPER BOONES FERRY ROAD
                             PORTLAND, OREGON 97224
               (Address of principal executive offices) (Zip Code)



                                 (503) 670-7702
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

         On July 20, 1999, Agritope, Inc. ("Agritope") and Rhone-Poulenc Agro, a division of Rhone-Poulenc, S.A. ("RP Ag"), announced their formation of Agrinomics LLC ("Agrinomics"). Agrinomics has begun a research, development and commercialization program in the field of agricultural functional genomics. Agritope and RP Ag each own a 50% interest in Agrinomics.

         Agrinomics intends to identify, develop and commercialize novel genes which may be discovered under a gene discovery program involving genetically modified plant seed. RP Ag will make capital contributions to Agrinomics in cash totaling $20 million over a five-year period, $5 million of which it has already contributed. RP Ag will also provide Agrinomics access to high technology equipment and support and perform research work for it. Agritope will contribute to Agrinomics gene discovery technology, genetically modified seed, technical expertise and research work.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)    Exhibits.



        EXHIBIT NO.          DESCRIPTION
        -------------------  ---------------------------------------------------

               10.1* Limited Liability Company Agreement of Agrinomics LLC, dated as of July 1, 1999, among Agritope, ACTTAG, Inc., a Delaware corporation ("ACTTAG"), and RP Ag

               10.2* Research and Management Contract, dated as of July 1, 1999, between Agritope and Agrinomics

               10.3* Assignment and Assumption Agreement and Bill of Sale, dated as of July 15, 1999, between ACTTAG and Agrinomics

               10.4* Research Contract and License Agreement, dated as of July 1, 1999, between RP Ag and Agrinomics

               10.5* Research, License and Option Agreement, dated as of October 23, 1998, as amended and restated as of July 14, 1999, between The Salk Institute for Biological Studies, a California nonprofit public benefit corporation, and Agritope

               10.6* Assignment and Assumption Agreement and Bill of Sale, dated as of July 15, 1999, between ACTTAG and Agritope

               10.7* Research and Option to License Agreement, dated as of January 21, 1999, between the University Court of the University of Edinburgh, and Agritope











--------------------

*Confidential Treatment Requested; the omitted material has been separately filed with the Securities Exchange Commission.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     AGRITOPE, INC.


                                     By: /s/ Gilbert N. Miller
                                        ----------------------------
                                        Gilbert N. Miller
                                        Executive Vice President and
                                        Chief Financial Officer



Dated:  August 12, 1999

                                  EXHIBIT INDEX



        EXHIBIT NO.          DESCRIPTION
        -------------------  ---------------------------------------------------

               10.1* Limited Liability Company Agreement of Agrinomics LLC, dated as of July 1, 1999, among Agritope, ACTTAG, Inc., a Delaware corporation ("ACTTAG"), and RP Ag

               10.2* Research and Management Contract, dated as of July 1, 1999, between Agritope and Agrinomics

               10.3* Assignment and Assumption Agreement and Bill of Sale, dated as of July 15, 1999, between ACTTAG and Agrinomics

               10.4* Research Contract and License Agreement, dated as of July 1, 1999, between RP Ag and Agrinomics

               10.5* Research, License and Option Agreement, dated as of October 23, 1998, as amended and restated as of July 14, 1999, between The Salk Institute for Biological Studies, a California nonprofit public benefit corporation, and Agritope

               10.6* Assignment and Assumption Agreement and Bill of Sale, dated as of July 15, 1999, between ACTTAG and Agritope

               10.7* Research and Option to License Agreement, dated as of January 21, 1999, between the University Court of the University of Edinburgh, and Agritope











--------------------

*Confidential Treatment Requested; the omitted material has been separately filed with the Securities Exchange Commission.